UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.     )

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[ ]	Preliminary information statement.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[X]	Definitive information statement.

Six Circles Trust

(Name of Registrant as Specified in its Charter)

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SIX CIRCLES TRUST

Six Circles Multi-Strategy Fund

383 Madison Avenue

New York, New York 10179

Collect (212) 464-2070

May 27, 2025

Dear Shareholder,

The attached information statement contains important information about a new sub-advisory arrangement for the Six Circles Multi-Strategy Fund (the “Fund”), a series of the Six Circles Trust (the “Trust”).

On April 1, 2025, J.P. Morgan Private Investments Inc. (the “Adviser”), the Fund’s investment adviser, entered into an amendment to the Investment Sub-Advisory Agreement (the “Amended Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BlackRock”), pursuant to which BlackRock has been engaged by the Adviser, with the approval of the Trust’s Board of Trustees, to serve as a sub-adviser to the Fund. Similarly, on April 2, 2025, BlackRock entered into a Sub-Sub-Advisory Agreement (the “Sub-Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland, pursuant to which BIL has been engaged by BlackRock, with the approval of the Trust’s Board of Trustees, to serve as a sub-sub-adviser to the Fund.

After careful consideration at a meeting held on March 11, 2025, the Trust’s Board of Trustees approved the Amended Sub-Advisory Agreement between the Adviser and BlackRock and the Sub-Sub-Advisory Agreement between BlackRock and BIL and determined that the terms and conditions of the Amended Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. Specifically, BlackRock has been engaged by the Adviser to serve as a sub-adviser to the Fund and BIL has been engaged by BlackRock to serve as a sub-sub-adviser to the Fund.

As a matter of regulatory compliance, we are sending you this information statement. Please read this information statement carefully. It describes the current management structure of the Fund and the Trust, the terms of the Amended Sub-Advisory Agreement and Sub-Sub-Advisory Agreement, factors considered by the Trust’s Board of Trustees in approving the Amended Sub-Advisory Agreement and Sub-Sub-Advisory Agreement, and other related information.

The information statement is for your information only. You are not required to take any action. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The information statement is being mailed on or about May 27, 2025.

Should you have any questions or need additional information, please call the Fund collect at 1-212-464-2070.

Sincerely,

Mary Savino

President, Six Circles Trust

May 27, 2025

SIX CIRCLES TRUST

Six Circles Multi-Strategy Fund

383 Madison Avenue

New York, New York 10179

Collect (212) 464-2070

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://www.sixcirclesfunds.com.

This information statement is being furnished to shareholders of the Six Circles Multi-Strategy Fund (the “Fund”), a series of Six Circles Trust (the “Trust”), a Delaware statutory trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Trust and its investment adviser may rely. J.P. Morgan Private Investments Inc. (the “Adviser” or “JPMPI”) is the Fund’s investment adviser.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval is generally required to enter into or materially amend sub-advisory agreements. The exemptive order permits the Adviser to enter into and materially amend sub-advisory agreements for the Fund, subject to approval of the Trust’s Board of Trustees (the “Board”), without also obtaining shareholder approval. This information statement is being furnished to notify you that the Adviser has entered into an amended sub-advisory agreement for the Fund and that BlackRock has entered into a sub-sub-advisory Agreement for the Fund.

On April 1, 2025, the Adviser entered into an amendment to the Investment Sub-Advisory Agreement (the “Amended Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BlackRock”). Pursuant to the Amended Sub-Advisory Agreement, BlackRock will serve as a sub-adviser to the Fund. On April 2, 2025 BlackRock entered into a sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland, pursuant to which BIL has been engaged by BlackRock to serve as a sub-sub-adviser to the Fund.

The Amended Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement were approved by the members of the Board (each, a “Trustee”), including a majority of the Trustees who are not parties to the agreement or “interested persons”, as defined in the 1940 Act, of any such parties (the “Independent Trustees”) at a meeting held on March 11, 2025. After careful consideration, the Board determined that entering into the Amended Sub-Advisory Agreement and the Sub-Sub-Advisory were in the best interests of the Fund and its shareholders and approved the Amended Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement. The Amended Sub-Advisory Agreement is substantially similar to the existing sub-advisory agreements between the Adviser and the Fund’s current

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sub-advisers and the Sub-Sub-Advisory Agreement between BlackRock and BIL is substantially similar to the other sub-sub-advisory agreements between BlackRock and BIL for other funds in the Six Circles Trust. For more information about the Amended Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement and related matters, please review this information statement and the original Sub-Advisory Agreement between the Adviser and BlackRock attached to it as Annex A and the original Sub-Sub-Advisory Agreement between BlackRock and BIL attached as Annex B.

Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

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THE ADVISORY AGREEMENT

The Trust has retained the Adviser to act as investment adviser to the Six Circles Multi-Strategy Fund (the “Fund”) pursuant to an Investment Advisory Agreement with the Six Circles Trust (the “Trust”) dated June 22, 2018, as amended to add the Fund as a series, as of June 18, 2024 (the “Advisory Agreement”). Under the Advisory Agreement, subject to the general supervision of the Board, the Adviser is responsible for managing the investment operations of the Fund and the composition of the holdings of the Fund. Except as delegated to one or more sub-advisers (each, a “Sub-Adviser” and, together, the “Sub-Advisers”), as discussed below, the Adviser is responsible for managing the purchase, retention and disposition of the Fund’s investments.

As compensation for the services rendered, the Fund has agreed to pay the Adviser a management fee of 1.25% as a percentage of average daily net assets. The Adviser has contractually agreed through at least April 30, 2026, to waive any of its management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers (the “Management Fee Waiver”). Thereafter, the Management Fee Waiver will continue for subsequent one-year terms unless terminated in accordance with its terms. Additionally, the Adviser has contractually agreed through at least April 30, 2026, to reimburse Fund expenses in excess of certain thresholds.

During the prior fiscal year, the aggregate amount of investment advisory fees paid by the Fund to the Adviser was $1,998,000 before fee waivers and $0 after fee waivers.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The investment advisory services that the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund.

The Advisory Agreement will remain effective for a two-year term unless sooner terminated and can continue in effect for successive periods of twelve months if approved at least annually in conformity with the requirements of the 1940 Act. The Advisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Trustees or by vote of a majority of the shareholders of the Fund on 60 days’ written notice to the Adviser or by the Adviser at any time on 90 days’ written notice to the Trust. The Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

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The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on June 18, 2024, with respect to all series of the Trust.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is located at 383 Madison Avenue, New York, New York 10179. The Adviser is a wholly-owned subsidiary of JPMorgan Chase Holdings LLC, which is a wholly-owned subsidiary of JPMorgan Chase & Co.

INVESTMENT PROCESS

In accordance with its responsibilities under the Advisory Agreement, the Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among multiple Sub-Advisers retained by the Adviser. The Adviser may adjust allocations to the Sub-Advisers or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders on behalf of the Fund for such transactions. However, the Adviser reserves the right to instruct the Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.

The Adviser serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Board. In this capacity, the Adviser: (i) evaluates, selects, and recommends Sub-Advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the Sub-Advisers’ investment programs and results; (iii) allocates and reallocates the Fund’s assets among the Sub-Advisers; and (iv) reviews the Fund’s compliance with its investment objectives, strategies, policies and restrictions. Pursuant to the exemptive order, shareholder approval is not required to hire, terminate or replace Sub-Advisers except in the case of certain affiliates of the Adviser.

Sub-Adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the Sub-Advisers’ people, process, philosophy and performance. In selecting Sub-Advisers, the Adviser will consider a variety of factors and attributes related to such Sub-Advisers, including, but not limited to:

•	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

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•	a thorough understanding of the business aspects of managing the relevant investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;

•	correlation of a Sub-Adviser’s returns to broader markets and other Sub-Advisers;

•	statistical peer analysis; and

•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.

THE SUB-ADVISORY AGREEMENTS

Summary of Current Sub-Advisory Agreements

In addition to BlackRock, the following firms currently serve as Sub-Advisers to the Fund pursuant to Investment Sub-Advisory Agreements (the “Existing Sub-Advisory Agreements”) between the Adviser and each Sub-Adviser: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Dynamic Beta Investments LLC (“DBi”) The AHL, PIMCO, T. Rowe Price and DBi sub-advisory agreements were initially approved by the Trustees, including a majority of the Independent Trustees, on June 18, 2024, and became effective on September 18, 2024. The AHL, PIMCO, T. Rowe Price and DBi sub-advisory agreements were approved by the initial shareholder of the Fund on June 18, 2024.

AHL, PIMCO, T. Rowe Price and DBi are each independent of the Adviser.

Each Sub-Adviser is responsible for the day-to-day investment decisions of its portion of the Fund, subject to the investment policies, restrictions and guidelines of the Fund and the supervision of the Board and the Adviser.

Each Existing Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. Each Existing Sub-Advisory Agreement may be renewed from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board or by a vote of a “majority” (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act). Each Existing Sub-Advisory Agreement may be terminated without penalty at any time: (i) on 61 days’ written notice by the Adviser, or (ii) on 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the applicable Sub-Adviser, and will terminate five business days after the Sub-Adviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. Each Existing Sub-Advisory Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Under the terms of the Existing Sub-Advisory Agreements, the Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or the Adviser in connection with the matters to which the Existing Sub-Advisory Agreements relate

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(and in one case, for acting in accordance with specific directions or instructions from the Adviser), except a loss resulting from the applicable Sub-Adviser’s willful misfeasance, bad faith or negligence on its part in the performance of the applicable Sub-Adviser’s duties under the applicable Existing Sub-Advisory Agreement, or from reckless disregard by the applicable Sub-Adviser of its obligations and duties under the applicable Existing Sub-Advisory Agreement or from its material breach of the applicable Existing Sub-Advisory Agreement. In addition, under the Existing Sub-Advisory Agreements, the Adviser and the Sub-Advisers have agreed to indemnify each other in certain circumstances.

The Sub-Advisers are each paid monthly by the Adviser a fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively.

During the prior fiscal year, the Adviser paid the following aggregate fees to the Sub-Advisers:

$768,000 or 0.48%*

The Trust expects that differences in investment returns among the portions of the Fund managed by different Sub-Advisers will cause the actual percentage of the Fund’s assets managed by each Sub-Adviser to vary over time. The Adviser may reallocate assets from one Sub-Adviser to another when deemed in the best interests of the Fund and its shareholders.

Amended Sub-Advisory Agreement with BlackRock

As noted above, the Adviser has engaged BlackRock as a Sub-Adviser to the Fund, pursuant to the Amended Sub-Advisory Agreement. A copy of the original Sub-Advisory Agreement between the Adviser and BlackRock is attached hereto as Annex A. BlackRock is independent of the Adviser and will discharge its responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BlackRock is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and was founded in 1988. BlackRock is located at 50 Hudson Yards, New York, NY 10001. As of March 31, 2025, BlackRock and its affiliates had assets under management of approximately $11.58 trillion.

Specifically, BlackRock (together with BIL) will use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. BlackRock, like the current Sub-Advisers, will be responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct BlackRock as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of BlackRock’s resignation or removal. The following is a summary of BlackRock’s (together with BIL) investment approach:

With respect to the portion of the Fund allocated to BlackRock’s Global Equity Market Neutral investment strategy, BlackRock will seek to produce returns that have a low correlation to the returns of the equity markets in which the Fund invests. BlackRock pursues this market-neutral strategy by taking both long and short positions primarily

* Represents the aggregate sub-advisory fees paid by the Adviser as a percentage of the Fund’s average daily net assets.

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across a variety of developed market equity instruments. BlackRock expects to maintain long and short positions primarily through the use of swap agreements (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and other derivative instruments, such as futures. Although BlackRock intends to maintain an overall long position in its portfolio investments, BlackRock generally expects to maintain significant short positions in equity securities and equity- related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. BlackRock looks to identify overvalued, undervalued or mispriced stocks and other equity instruments through proprietary ranking techniques. BlackRock takes long positions primarily in securities that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance. BlackRock may utilize derivative instruments as a significant part of its strategy. BlackRock may engage in active and frequent trading of portfolio securities to achieve its investment strategy.

For an initial period, BlackRock expects to invest the Fund assets allocated by the Adviser to the Global Equity Market Neutral investment strategy exclusively in one or more BlackRock-advised mutual funds or exchange-traded funds that engage in substantially similar investment strategies.

The Amended Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board or by a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act). The Amended Sub-Advisory Agreement provides that it is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, or (ii) on not more than 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the Sub-Adviser, and (iii) will terminate five business days after the Sub-Adviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. The Amended Sub-Advisory Agreement also will terminate automatically in the event of its Assignment (as defined in the 1940 Act). Under the terms of the Amended Sub-Advisory Agreement, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which the Amended Sub-Advisory Agreement relates, except a loss resulting from BlackRock’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under the Amended Sub-Advisory Agreement, or from reckless disregard by it of its obligations and duties under the Amended Sub-Advisory Agreement or from its material breach of the Amended Sub-Advisory Agreement. In addition, under the Amended Sub-Advisory Agreement, the Adviser and BlackRock have agreed to indemnify each other in certain circumstances.

BlackRock will be paid monthly by the Adviser a fee equal to a percentage of the average daily net assets of the Fund allocated to BlackRock. The fees paid to BlackRock under the

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Amended Sub-Advisory Agreement are not paid by the Fund but are paid by the Adviser out of the advisory fees the Adviser receives from the Fund. There is no change in the gross advisory fee payable by the Fund as a result of the addition of BlackRock as a Sub-Adviser to the Fund.

The investment advisory services that BlackRock provides to the Fund are not exclusive under the terms of the Amended Sub-Advisory Agreement. BlackRock is free to and does render similar investment advisory services to others. For more information about the Amended Sub-Advisory Agreement, please review the original sub-advisory agreement between the Adviser and BlackRock attached to this information statement as Annex A.

Sub-Sub-Advisory Agreement Between BlackRock and BIL

As noted above, BlackRock has engaged BIL as a Sub-Sub-Adviser to the Fund, pursuant to the Sub-Sub-Advisory Agreement. A copy of the Sub-Sub-Advisory Agreement between BlackRock and BIL is attached hereto as Annex B. BIL is independent of the Adviser and will discharge its responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BIL is registered as an investment adviser with the SEC and was organized in 1995. BIL is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. As of December 31, 2024, BIL had assets under management of approximately $34.08 billion.

Under the terms of the Sub-Sub-Advisory Agreement between BlackRock and BIL, BIL is not liable for any error of judgment or mistake of law or for any loss suffered by BlackRock or by the Trust or the Fund in connection with the performance of the Sub-Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Sub-Sub-Advisory Agreement.

Under the Sub-Sub-Advisory Agreement, BIL is paid monthly by BlackRock a fee equal to a percentage of the fee received by BlackRock from the Adviser pursuant to the Amended Sub-Advisory Agreement between the Adviser and BlackRock.

Portfolio Managers at BlackRock and BIL

The table below lists the individuals who currently serve as portfolio managers for the portion of the Fund’s assets allocated to BlackRock (together with BIL).

SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE

BlackRock and BIL	Raffaele Savi	Mr. Savi is a Senior Managing Director, Global Head of BlackRock Systematic (BSYS) and Co-CIO and Co-Head of Systematic Active Equity (SAE). He is a member of BlackRock’s Global Executive Committee and its Investment Sub Committee and Talent Sub

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SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
Committee. Mr. Savi is the GEC Executive Sponsor for BlackRock’s Interfaith, Culture and Allies Network (ICN). As head of BSYS, Mr. Savi leads the firm’s quantitative investing teams, including fixed income, equity and factor strategies. In 2006, Mr. Savi joined Barclay’s Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Savi was global head of portfolio management for active equities and also served as its head of investments for European active equities. Mr. Savi joined BGI from Capitalia where he held several executive roles in its asset management division between 1998 and 2005. His industry experience includes serving as board member and advisor to several pension funds and investment companies. Mr. Savi is a lecturer for the Master of Financial Engineering Program at Haas School of Business at University of California, Berkeley since 2022. He was Adjunct Professor of Quantitative Finance at the University of Rome from 2002 to 2006. Mr. Savi earned a degree in electronic engineering from the University of Rome in 1997.

	Kevin Franklin	Mr. Franklin is a Managing Director and a member of BlackRock’s Systematic Active Equity Investment Group. He is responsible for BlackRock’s Global Equity Strategies. Mr. Franklin rejoined the firm in 2010, building on five prior years of service with Barclays Global Investors (BGI), which merged with BlackRock in 2009. He joined BlackRock after a year as head of

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SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
Automated Trading at Marble Bar Asset Management in London, where he was responsible for MBAM’s European systematic equity long-short product. At BGI, his previous roles include head of Portfolio Management for The 32 Capital Fund equity long-short strategy, as well as head of Market Neutral, Europe Active Equities. Prior to joining BGI, Mr. Franklin was a portfolio manager and trader at Horizon Asset Limited. Mr. Franklin earned a BS degree in applied physics and history from the California Institute of Technology in 2000.

	Richard Mathieson	Mr. Mathieson, CA, is a Managing Director, and a member of BlackRock’s Systematic Active Equity Investment Group. He is a Portfolio Manager responsible for global equity strategies. Prior to this he led the Investment Strategy team in EMEA for Systematic Active Equity. Mr. Mathieson’s service with BlackRock dates back to 2002, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to rejoining BGI in 2008, Mr. Mathieson was an equity analyst for a specialist investment company focused on European financial stocks. Previously he was with BGI as a senior portfolio manager, where he was responsible for managing both long only and market neutral strategies. Mr. Mathieson qualified as a Chartered Accountant with PricewaterhouseCoopers in 2000, and holds a Bachelor of Accountancy from the University of Glasgow.

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BlackRock acts as an adviser and/or a sub-adviser to other funds whose investment objectives are similar to the Fund’s, as shown in the table below.

Name of Fund	Size of Fund as of December 31, 2024	Contractual Management Fee

BlackRock Global Equity Market Neutral Fund	$2.84 billion	1.24%

Principal Executive Officers and Directors of BlackRock

The business address of BlackRock Investment Management, LLC is 50 Hudson Yards, New York, NY 10001.

Please note that BlackRock Investment Management, LLC does not have a Board of Directors. The Officers of the company are as follows:

Name	Position with Sub-Adviser and Principal Occupation	Address
Laurence Fink	Chief Executive Officer	50 Hudson Yards New York, NY 10001
Robert Kapito	President	50 Hudson Yards New York, NY 10001
Christopher J. Meade	General Counsel, Chief Legal Officer and Senior Managing Director	50 Hudson Yards New York, NY 10001
Robert Goldstein	Chief Operating Officer and Senior Managing Director	50 Hudson Yards New York, NY 10001
Charles Park	Chief Compliance Officer	50 Hudson Yards New York, NY 10001
Martin Small	Chief Financial Officer and Senior Managing Director	50 Hudson Yards New York, NY 10001

Board Review and Approval of the Amended Sub-Advisory Agreement

The Amended Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting on March 11, 2025 (the “Meeting”). The Board believes that the terms and conditions of the Amended Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.

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Materials Requested Prior to the Meeting. Prior to the Meeting, Ropes & Gray LLP (“Ropes & Gray” or “Independent Legal Counsel”), counsel to the Independent Trustees, had prepared letters on behalf of the Independent Trustees requesting information from J.P. Morgan Private Investments Inc. (“JPMPI” or the “Adviser”) and BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL” and, together with BIM, “BlackRock”) in connection with (i) a proposed amendment (the “Proposed BlackRock Sub-Advisory Agreement Amendment”) to the Sub-Advisory Agreement between the Adviser and BlackRock with respect to various series of the Trust (the “BlackRock Sub-Advisory Agreement”) to add the Six Circles Multi-Strategy Fund (the “Fund”) and to retain BlackRock as sub-adviser to a new Global Equity Market Neutral sleeve (the “New Sleeve”) of the Fund and (ii) a proposed new Sub-Sub-Advisory Agreement between BIM and BIL with respect to the Fund and the New Sleeve (the “Proposed BlackRock Sub-Sub-Advisory Agreement” and, together with the Proposed BlackRock Sub-Advisory Agreement Amendment, the “Proposed Agreements”).

The requests were designed to address the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the Adviser and BlackRock furnish, such information as may be reasonably necessary to evaluate the terms of the Proposed Agreements. JPMPI and BlackRock responded to the information requests and provided memoranda and related materials and exhibits for consideration by the Trustees, which were provided to the Trustees in advance of the Meeting and included in the Meeting Materials (together, the “15(c) Materials”). As applicable, certain of the 15(c) Materials were provided by JPMPI and BlackRock previously in connection with the Board’s most recent annual review and approval of the continuance of JPMPI’s investment advisory agreement with the Trust (the “Advisory Agreement”) and sub-advisory agreement with BlackRock for other series of the Trust, as well as in connection with the Board’s initial approval of the Advisory Agreement and initial sub-advisory agreements for the Fund, both of which took place at the Board’s in-person meeting in June 2024 (the “June 2024 Contract Review Meeting”). The June 2024 Contract Review Meeting materials were appropriately updated as necessary with respect to the Fund.

Set forth below is a summary of the material factors evaluated by the Trustees that formed the basis for the Board’s approval of the Proposed Agreements relating to the Fund and the New Sleeve. The Trustees’ conclusions as to the approval of the Proposed Agreements were based on a comprehensive consideration of all information provided to the Trustees. In deciding whether to approve the Proposed Agreements, the Trustees did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Materials Reviewed. The Trustees took into account the various 15(c) Materials relating to the services to be provided by BlackRock to the Fund and the New Sleeve pursuant to the Proposed Agreements and the related discussions during the Meeting. In doing so, the Trustees took into account that the Proposed Agreements would add the Fund and the New Sleeve to the Trust’s existing BlackRock Sub-Advisory Agreement pursuant to the same terms and conditions that currently apply to other series of the Trust sub-advised by BIM, except that a different and higher sub-advisory fee rate would apply to the New Sleeve in comparison to the sub-advisory fees payable to BlackRock by JPMPI with respect to other series of the Trust sub-advised by BlackRock.

In considering the Proposed Agreements for approval, the Trustees reviewed the 15(c) Materials and related exhibits and other information which included, among other items, the terms of the Proposed Agreements and the existing BlackRock Sub-Advisory Agreement and proposed new Sub-Sub-Advisory Agreement between BIM and BIL, comparative fee and expense information,

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comparative performance information, fee schedules and composite performance information with respect to the J.P. Morgan managed accounts and related strategies that may invest in the Fund, descriptions of various portfolio management and other services and functions to be performed by JPMPI and BlackRock for the New Sleeve of the Fund, information regarding JPMPI’s and BlackRock’s compliance policies and procedures applicable to the Fund and the New Sleeve, balance sheet and/or other financial information regarding JPMPI and BlackRock, information regarding estimated profitability to JPMPI from its relationship with the Fund taking into account the New Sleeve, information regarding potential economies of scale, and information regarding potential ancillary or “fall out” benefits to JPMPI and its affiliates or BlackRock and its affiliates from their relationships with the Fund and the New Sleeve. The Trustees also reviewed a memorandum prepared by Independent Legal Counsel regarding the responsibilities of the Trustees in considering the approval of advisory and sub-advisory agreements under applicable law. As noted above and, as applicable, certain of this information was provided to the Board in connection with the June 2024 Contract Review Meeting and was updated and/or supplemented as deemed necessary by JPMPI and BlackRock, taking into account the proposed arrangements with BlackRock for the New Sleeve of the Fund.

Review Process. Following receipt and review of the 15(c) Materials, the Independent Trustees and Ropes & Gray held a video call, during which the 15(c) Materials and the related Proposed Agreements were considered and discussed. The Trustees also received presentations from representatives of the Adviser and BlackRock regarding the New Sleeve and the Proposed Agreements at the Meeting, during which management representatives responded to questions and any outstanding follow-up requests regarding the 15(c) Materials. As part of the review process, the Independent Trustees discussed the Proposed Agreements during executive sessions held with Independent Legal Counsel at which no representatives of management were present.

Nature, Extent and Quality of Services. The Trustees considered the depth and quality of the investment management process of BlackRock to be used for the New Sleeve of the Fund, including the experience and capabilities of BlackRock’s senior management, investment and other personnel, and the overall financial strength and stability of BlackRock. In doing so, the Trustees considered information regarding BIL as a proposed new BlackRock affiliated sub-sub-adviser to the Fund, noting that the Proposed BlackRock Sub-Sub-Advisory Agreement and related proposed arrangements between BIM and BIL are substantially the same as those in place between BIL and other BlackRock-affiliated sub-sub-advisers to other series of the Trust. The Trustees reviewed the nature and quality of BlackRock’s investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel who would be responsible for the New Sleeve of the Fund. The Trustees noted that they previously reviewed and approved the compliance program of BlackRock and that the Funds’ Chief Compliance Officer had represented that no material changes had been made to the firm’s program as they would be applied to services for the New Sleeve under the Proposed Agreements. The Board noted the certificates previously received from BlackRock regarding its compliance program and code of ethics, which noted that BlackRock has compliance policies and procedures in place that are reasonably designed to prevent violations of the U.S. federal securities laws.

Investment Performance. The New Sleeve had no performance history to be reviewed by the Trustees. In considering the Proposed Agreements, the Trustees did, however, consider performance information regarding relevant funds and client accounts managed by BlackRock that have comparable investment objectives, strategies and risks to those of the New Sleeve, including an existing 1940 Act registered open-end investment company for which BlackRock serves as investment adviser and manages in

13

accordance with Blackrock’s Global Equity Market Neutral Strategy (the “Similar Blackrock 1940 Act Fund”). The Trustees also considered information provided with the 15(c) Materials and throughout the year by JPMPI with respect to its diligence, selection process and monitoring of the performance of BlackRock, as an existing sub-adviser for other series of the Trust. The Trustees also considered the results of the reviews of the performance of BlackRock by the J.P. Morgan Investment Performance Governance Committee (“IPGC”), a separate committee within J.P. Morgan responsible for providing ongoing oversight of third-party investment strategies, and related reports provided by IPGC to the Board throughout the year. The Board took into account indications from IPGC that it has been satisfied with the performance of BlackRock as sub-adviser for other series of the Trust.

Fees and Total Expenses. In considering the proposed fees and expenses attributable to the New Sleeve of the Fund under the Proposed Agreements, the Trustees noted that the proposed arrangements would add the New Sleeve to the Trust’s existing BlackRock Sub-Advisory Agreement pursuant to the same terms and conditions that currently apply to the other series of the Trust sub-advised by BlackRock, except that the proposed sub-advisory fee rate payable by the Adviser to BlackRock with respect to the New Sleeve is different from, and higher than, the sub-advisory fee rates payable by the Adviser to BlackRock with respect to the other series of the Trust. In considering the Proposed Agreements, the Trustees took into account that the contractual advisory fee rate payable to the Adviser with respect to the Fund under the Advisory Agreement of 1.25% of the Fund’s average daily net assets is higher than the contractual advisory fee rates of other series of the Trust, taking into account that the Fund has complex investment strategies and correspondingly higher sub-advisory fee rates than that of the other series of the Trust. They also took into account JPMPI’s indication at the time of the Board’s initial approval of the Advisory Agreement for the Fund in June 2024, that the Fund would look to add more complex and potentially higher cost investment strategies and possible additional sub-advisers, such as the New Sleeve and BlackRock, over the course of the Fund’s initial year of operations and thereafter. The Trustees also took into account that the Adviser has contractually agreed to (i) reimburse expenses to the Fund to the extent its total expense ratio exceeds 1.45% of the Fund’s average daily net assets and (ii) waive any advisory fees that exceed the aggregate sub-advisory fees the Adviser is contractually required to pay to the sub-advisers to the Fund, and that these arrangements would remain in place and apply with respect to the Proposed Agreements and the New Sleeve of the Fund.

Additionally, the Trustees considered comparative fee and expense information relating to the Fund provided in connection with the Board’s initial approval of the Advisory Agreement and other sub-advisory agreements for the Fund at the June 2024 Contract Review Meeting, as well as updated comparative fee and expense information assuming that the New Sleeve and the Proposed Agreements were in place for the Fund. In doing so, the Trustees took into account a number of factors, including the type and complexity of the services to be provided to the Fund and the New Sleeve, the estimated cost of providing such services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to investors in the Fund. The Trustees considered, as noted above, that JPMPI has agreed to waive any advisory fees that exceed the aggregate sub-advisory fees JPMPI is contractually required to pay to the Fund’s sub-advisers, such that the level of actual management fees payable by the Fund to JPMPI will vary over time based on the blended rate of the differing sub-advisory fee rates payable to the sub-advisers and how the New Fund’s assets are allocated from time to time for investment among the sub-advisers. In this regard, they took into account JPMPI’s estimate that the Fund’s blended sub-advisory fee rate, and therefore its actual management fee rate, will be 0.58% taking into account the addition of the New Sleeve and based on expectations as to how the Fund’s assets will be allocated among its various

14

sleeves and sub-advisers thereafter. The Trustees noted that, to provide a more conservative/higher expense assumption, JPMPI also provided supplemental total expense peer group comparison information which assumes that the New Fund has a blended sub-advisory fee rate that is equal to the full contractual management fee rate of 1.25% payable to JPMPI under the Advisory Agreement. Taking this and other information into account, the Trustees noted that the Fund’s estimated actual management fees and total expenses (net of waivers), assuming and taking into account the addition of the New Sleeve, would continue to be significantly below the average and median fees and expenses of peer funds in both the Broadridge peer group and peer universe provided in connection with the Board’s initial approval of the Advisory Agreement at the June 2024 Contract Review Meeting.

The Trustees considered other information regarding the proposed sub-advisory fee rate to be paid to BlackRock under the Proposed Blackrock Sub-Advisory Agreement Amendment and found the proposed rate to be reasonable, taking into account the complexity of investment program and strategies to be used for the New Sleeve, among other information. In this regard, the Trustees noted that JPMPI, and not the Fund, will pay BlackRock for its services to the Fund out of the advisory fees JPMPI receives from the Fund under the Advisory Agreement, and further that JPMPI does not retain any such advisory fees, and that these arrangements would continue to apply following the addition of the New Sleeve. In addition, the Trustees reviewed the fee rates of funds or accounts with comparable investment objectives and strategies as those of the New Sleeve identified by BlackRock, noting the Adviser’s views regarding the limitations of fee comparisons to other funds and separately managed accounts that are not registered under the 1940 Act and/or are not publicly offered, in light of the differences in the types and scope of services provided to the Fund compared to those provided to such other funds and accounts. Additionally, the Trustees noted the most-favored nation provision agreed to by BlackRock under the Blackrock Sub-Advisory Agreement, which helps ensure that sub-advisory fee rates charged by the Fund, including with respect to the New Sleeve, are no higher than the fees BlackRock charges to similar clients.

Adviser Costs, Level of Profits and Economies of Scale. The Trustees considered the estimated profits to be realized by JPMPI with respect to the New Sleeve of the Fund based on profitability information included in the 15(c) Materials and related materials discussed during the Meeting. Among other information, the Trustees considered the Fund’s operating expenses and the estimated cost to JPMPI of providing services to the Fund. They also considered the impact of the expense limitation agreement and fee waiver agreement observed by JPMPI with respect to the Fund on its estimated profitability and that such arrangements would apply to the New Sleeve. The Trustees took into account that JPMPI’s estimates indicate that it has been unprofitable to date with respect to the Fund and will continue to be unprofitable for at least the upcoming year following the addition of the New Sleeve. The Trustees also took into account that, although JPMPI has not realized direct profits with respect to the Fund, J.P. Morgan and its affiliates could be profitable with respect to the managed accounts that invest in the Fund and the Trustees received related information and input from JPMPI in this regard.

The Trustees further noted that the advisory fee rates paid by the Fund to JPMPI do not have breakpoints, but due to the Fund’s fee waiver arrangements, JPMPI does not retain any portion of the advisory fees paid by the Fund and also observes expense limitation arrangements for the Fund, which may allow the Fund to benefit from economies of scale. The Trustees took into account that the sub-advisory fee rate under the Proposed BlackRock Sub-Advisory Agreement Amendment includes breakpoints at certain asset levels. The Trustees also considered an estimate of the profitability to BlackRock and its affiliates to be derived from their relationship with JPMPI and/or the Fund, taking into account the New Sleeve.

15

Ancillary Benefits. The Trustees also considered whether JPMPI and BlackRock or any of their affiliates may receive other ancillary or “fall out” benefits as a result of their relationships with the Fund and the New Sleeve. The Trustees considered that the Fund benefits JPMPI and its affiliates by enhancing the current discretionary product offerings to J.P. Morgan Private Bank, J.P. Morgan Securities and Chase Wealth Management clients. The Trustees considered that the Fund and the New Sleeve serve to expand JPMPI’s CIO investment opportunities, expand the current capacity to invest, and reduce unintended portfolio dispersion. The Trustees also considered that, apart from JPMPI, which does not retain any fees under its Advisory Agreement for managing the Fund, the Fund does not engage any JPMPI affiliates as Fund service providers. The Trustees noted that the Fund utilizes third-party service providers for administration, custody, audit and other services. In this regard, the Trustees took into account JPMPI’s representation that no JPMPI affiliate directly profits financially from the Fund itself. The Trustees considered that JPMPI and/or its affiliates do receive portfolio management fees (“PMF”) outside of the Fund based on funds held in JPMPI’s discretionary client accounts, including on assets attributable to shares of the Fund held in such accounts. The Trustees took into account, however, JPMPI’s representation that it or its affiliates would receive these PMFs independent of whether the discretionary accounts allocated investments to the Fund or allocated the same assets to a third-party fund or other investment.

The Trustees additionally considered that BlackRock is not affiliated with any of the Fund’s service providers, and therefore does not benefit from those contractual relationships. The Trustees also considered the proprietary nature of the Fund and whether any benefits result to JPMPI by placing assets of J.P. Morgan managed account clients into the Fund. In addition, the Trustees considered whether JPMPI or its affiliates benefit from the Fund’s portfolio trading practices, noting that while JPMPI is affiliated with broker-dealers, no broker-dealer affiliate ordinarily executes portfolio transactions on behalf of the Fund.

The Trustees also took into account that JPMPI does not retain any of the advisory fees it receives from the Fund and has to date been unprofitable with respect to its management of the Fund itself, and that this is expected to continue following the addition of the New Sleeve. The Trustee noted, however, that JPMPI and its affiliates receive fees for managing the J.P. Morgan managed accounts that invest in the Fund. In this regard, the Trustees discussed with management possible approaches to estimating any imputed profitability to JPMPI or J.P. Morgan from their operation of the Fund taking into account the managed account fees they receive that are attributable to assets invested in the Fund and related expenses, and reviewed related information provided by JPMPI. In this regard, the Trustees took into account JPMPI’s representation that J.P. Morgan would continue to receive the same level of fees from its managed accounts whether the accounts invested in the Fund or in other funds and/or individual securities.

In addition, the Trustees took into account JPMPI’s indication that the New Sleeve would invest initially in the Similar Blackrock 1940 Act Fund for an interim period until various operational and regulatory items and systems are in place to allow BlackRock to manage the New Sleeve directly. The Trustees further considered that JPMPI would enter in to a side letter with BlackRock providing for (i) compliance with the limitations of Section 12 under the 1940 Act, and (ii) requiring BlackRock to waive its sub-advisory fees payable by JPMPI for their services to the Fund which are attributable to the amount of the Sub-Adviser assets invested in underlying mutual funds advised by BlackRock or its affiliates.

Conclusions. After reviewing and considering these and other factors described herein, the Trustees concluded, in their reasonable business judgment, within the context of their overall conclusions regarding the Proposed Agreements and based on information provided and related representations

16

made by JPMPI and BlackRock, that they were satisfied that the fees payable to BlackRock under the Proposed Agreements with respect to the New Sleeve of the Fund represent reasonable compensation in light of the nature, extent and quality of services to be provided by BlackRock and that based on the information provided and taking into account the various assumptions made, the estimated profitability of JPMPI with respect to the New Sleeve (if any) did not appear to be excessive. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Proposed Agreements are fair and reasonable to the Fund, and approved the Proposed Agreements.

BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

As of December 31, 2024, the Trustees and officers as a group owned less than 1% of the shares of the Fund. As of December 31, 2024, J.P. Morgan Securities LLC was the record owner on behalf of its customers of 100% of the Fund.

AFFILIATED BROKERAGE

The Fund did not pay any brokerage commissions to affiliated brokers during the most recently completed fiscal year.

SERVICE PROVIDERS

The Trust’s distributor is Foreside Fund Services, LLC (“Foreside”). Foreside is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Trust’s administrator, fund accounting agent and custodian is Brown Brothers Harriman & Co. (“BBH”). BBH is located at 140 Broadway, New York, New York 10005. The Trust’s transfer agent is SS&C GIDS, Inc. (formerly DST Asset Management Solutions, Inc.) (“SS&C”). SS&C is located at 30 Braintree Hill Office Park, Suite 400, Braintree, MA 02184.

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request by writing to Six Circles Funds c/o J.P. Morgan Private Investments Inc., 383 Madison Avenue, New York, NY 10179, or by calling collect 1-212-464-2070.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account if a separate copy is requested.

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholder vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

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ANNEX A

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN PRIVATE INVESTMENTS INC.

and

BLACKROCK INVESTMENT MANAGEMENT, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), effective as of June 22, 2018, between J.P. Morgan Private Investments Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and BlackRock Investment Management, LLC (“Subadviser”), a limited liability company organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of June 22, 2018 (the “Advisory Agreement”) with Six Circles Trust, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series trust having one or more investment funds, each with its own assets, investment objectives, policies and restrictions (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”); and

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser, in connection with the Funds listed on Appendix A, in the provision of a continuous investment program for that portion of the assets of the Fund which the Adviser may from time to time allocate to the Subadviser in accordance with the terms of this Agreement (the “Subadviser Assets”) and the Subadviser is willing to furnish such services (the “Investment Program”);

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage on a discretionary basis the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Subadviser acknowledges and agrees that (i) the Adviser makes no commitment to allocate any maximum or minimum portion of the Fund’s assets to the Subadviser as the Subadviser Assets, (ii) at any time, upon written notice to the Subadviser, the Adviser may allocate all, none or any portion of the Fund’s assets to the Subadviser, (iii) the Adviser may reallocate any portion or all of the Subadviser Assets (a) to any other subadviser unaffiliated with the Adviser upon written notice to the Subadviser or (b) to itself or a subadviser affiliated with the Adviser upon 61 days’ written notice to the Subadviser (or such shorter period as may be agreed by the Subadviser after receipt of such notice) and (iv) subject to written notice to the Subadviser, and, as applicable, the written notice set forth in clause (iii)(b) of this paragraph 1, the Adviser retains authority to immediately assume direct responsibility for any function delegated to the Subadviser under this Agreement.

2. Duties of the Subadviser

A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with (i) the Fund’s investment objective, policies, and restrictions as set forth in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), (ii) the portfolio guidelines agreed from time to time in writing by the Adviser and the Subadviser (the “Guidelines”), (iii) except as specifically set forth in the Guidelines, the requirements applicable to registered investment companies under applicable laws (including the 1940 Act) and (iv) such other limitations as the Adviser may institute, in each of (i) through (iv) in writing and provided to Subadviser within a reasonable time prior to implementation to give the Subadviser sufficient opportunity to raise any issues that could affect implementation. For the avoidance of doubt, the Subadviser agrees that it will manage the Subadviser Assets in accordance with the investment limitations and other restrictions under the 1940 Act as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act. The Subadviser further agrees to manage the investments of the Subadviser Assets in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act, except as otherwise specifically set forth in the Guidelines, based on the Subadviser’s reasonable interpretation of such provision and based on the books and records relating to the Subadviser Assets as provided by the Fund’s administrator, custodian or other service provider. Without limiting the preceding obligations of the Subadviser, if the Adviser notifies the Subadviser that the Adviser has determined, in its sole discretion, that the Subadviser Assets are not in compliance with any of the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code, the Subadviser will immediately take action to bring the Subadviser Assets back into compliance; provided, however, the Subadviser’s action shall not, in and of itself, constitute an admission by the Subadviser that the Subadviser Assets are not in compliance with the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code. The Subadviser shall (a) make investment decisions for the Subadviser Assets and select securities for purchase or sale with respect to the Subadviser assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and investment analysts whose duties include, without limitation, providing research services with respect to the Subadviser Assets. In providing these services, the Subadviser will conduct a program of investment, evaluation and, if appropriate, sale and reinvestment of the

Subadviser Assets, including the amount to be held uninvested as cash or in cash equivalents selected by the Subadviser.

The Adviser shall make available to or furnish the Subadviser with copies of the Trust’s Prospectus and Statement of Additional Information, Declaration of Trust, Bylaws, Advisory Agreement, the Guidelines and any other limitations or guidelines instituted by the Adviser with regards to the Subadviser Assets, and any amendments thereto, in each case in the form currently in effect. Upon receipt by Subadviser of written notification by the Adviser of such amendments, the Subadviser shall commence action if necessary to bring the Subadviser Assets into compliance as soon as reasonably practicable.

The Subadviser shall have authority to instruct the Fund’s custodian (the “Custodian”) to: (i) pay cash for securities and other property delivered to the Custodian for the Subadviser Assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Subadviser Assets, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Subadviser Assets with respect to any investments made pursuant to the Prospectus.

The Subadviser is authorized with respect to the Subadviser Assets to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation. The Subadviser agrees to provide copies of such trading agreements and documents to Adviser upon Adviser’s reasonable request and in such forms as the Adviser and Subadviser may mutually agree.

In addition, the Subadviser shall not act for, represent, and purport to bind the Fund with respect to any Subadviser Assets in any legal or administrative proceeding (excluding any corporate actions) involving any Subadviser Assets, including, without limitation, bankruptcy proceedings without the prior written consent of the Adviser.

Subadviser may, as permitted by rule, regulation or position of the staff of the Securities and Exchange Commission, utilize the personnel of its affiliates including foreign affiliates in providing trade execution and other administrative services under this Agreement. In addition, the Subadviser may also delegate any of its investment advisory duties and obligations hereunder to any affiliated person, as such person is defined in the 1940 Act, that is eligible to serve as an investment adviser to an investment company registered under the 1940 Act on such terms and conditions as it deems necessary or appropriate, provided that such delegation is permitted by and in conformity with the 1940 Act. Notwithstanding the foregoing in this paragraph, Subadviser shall remain solely responsible for the provision of services under this Agreement.

B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with (a) the Trust’s Prospectus, Agreement and Declaration of Trust, Bylaws, written policies and procedures of the Fund adopted by the Board, (b) the Guidelines, (c) any other written limitations instituted by the Adviser and agreed to by the Subadviser with regard to the Subadviser Assets, and (d) any written instructions and directions of the Board or the Adviser, in each case as provided in writing to the Subadviser (so long as (x) the policies, guidelines, instructions and directions set out in (a) – (d) do not cause the Subadviser to violate applicable law or regulation and (y) the Subadviser is provided a reasonable period of time to comply with such policies, guidelines, instructions and directions). The Subadviser hereby agrees to:

(i)

regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the Investment Program, compliance of the Subadviser Assets with the Prospectus, the Guidelines, the 1940 Act and the Code, and other topics as may reasonably be requested by the Board or the Adviser, including attending Board meetings, as reasonably requested, to present such reports to the Board;

(ii)

make themselves available, upon reasonable request by the Adviser, the Trust’s pricing agent and/or valuation committee, taking into account the time sensitive nature of the matter, to consult with the Adviser, the Trust’s pricing agent or valuation committee regarding the valuation of any of the Subadviser Assets for which the Adviser, the Trust’s pricing agent or valuation committee seeks assistance from the Subadviser or identifies for review by the Subadviser. Notwithstanding the foregoing, the Adviser acknowledges that (a) the Subadviser is not the pricing agent for the Fund, the Trust or the Subadviser Assets, (b) the Subadviser’s valuation policies may differ from the valuation policies of the Trust’s pricing agent and valuation committee and (c) therefore, the valuations made by the Fund with respect to the Subadviser Assets may differ from the valuations made by or on behalf of the Subadviser for other accounts that the Subadviser manages. The Adviser further acknowledges that certain information, data or analyses may be proprietary to the Subadviser or otherwise consist of nonpublic information, and agrees that nothing in this Agreement shall require Subadviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Subadviser Assets and to maintain their confidentiality;

(iii)

in connection with any securities or other investments purchased, sold, retained or borrowed for the Subadviser Assets, arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased, sold, retained or borrowed on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Communication by the Subadviser via electronic means is acceptable to the Adviser, the Custodian or the administrator (the “Administrator”);

(iv)

with respect to securities or other instruments of the Subadviser Assets to be settled through the Custodian, arrange for the transmission of the confirmation of such trades to the Custodian. For the avoidance of doubt, the parties acknowledge that the Subadviser is not a custodian of the Fund’s assets and that it will not take possession or custody of such assets;

(v)

reconcile all trades made on behalf of the Subadviser Assets with each executing broker and counterparty daily to facilitate accurate trade settlement and verify open positions (including cash). The Subadviser shall notify the Adviser and the Custodian, on behalf of the Fund, promptly upon becoming aware of any trade which the Subadviser believes was not executed in accordance with its instructions and in no event shall notice be delivered later than one business day after the time as of which the Subadviser becomes aware of any such trade. The Fund or its designee may also conduct a reconciliation of trades as reported from executing brokers and counterparties and the Subadviser shall reasonably cooperate with the Fund or such designee in order to effect such reconciliation, including without limitation by arranging for reasonable access by the Fund or such designee to the files and websites of the executing brokers and counterparties to the extent such access is available;

(vi)

promptly review each holdings reconciliation report relating to the Subadviser Assets that it receives from the Custodian and accounting agent and/or the Adviser, as appropriate, and shall use commercially reasonable efforts to resolve all open reconciliation items, including trade breaks, contained in such report within one business day after the time as of which the Subadviser receives such report;

(vii)

use commercially reasonable efforts to prepare and cause to be filed in a timely manner Form 13F and Schedules 13D or 13G, if required, with respect to securities held in the Subadviser Assets, without regard for any other assets held by the Trust or the Fund, unless specifically informed otherwise by the Adviser (it being understood that unless notified otherwise in writing, the Subadviser shall consider such securities as being subject to its investment discretion for purposes of Form 13F). The Subadviser agrees that it shall not acquire on behalf of the Fund any equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (“1934 Act”) with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the 1934 Act;

(viii)

provide such historical performance, fee and expense information about the accounts and investment funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets as may be reasonably necessary to allow the Trust, the Board or their agents to fulfill their duties under applicable laws, including, without limitation, Section 15 of the 1940

Act, and to permit the Adviser to satisfy its oversight responsibilities or to satisfy any request by applicable federal or state regulatory authorities. Such information may be provided in the form of a composite of accounts or on an anonymous basis;

(ix)

provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, as related to the Subadviser Assets, including, but not limited to: (a) providing broker contacts as needed for obtaining trade confirmations; (b) providing copies of term loans and swap agreements, within a reasonable time upon request by the Adviser; provided that any such agreements may be redacted or otherwise provided in a form that Subadviser determines to be appropriate; and (c) providing reasonable assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (d) provide reasonable assistance in valuing investments that are not readily ascertainable in the event the Fund is unable to obtain such market quotations through independent means, subject to Section 2(B)(ii); and

(x)

provide timely input to and collaborate with the Adviser and the Fund (a) in determining appropriate liquidity classifications for the Subadviser Assets, for purposes of compliance with Rule 22e-4 under the 1940 Act, when effective, and in accordance with the parameters of the Fund’s liquidity program, and (b) in providing data and information in connection with the preparation of the Fund’s shareholder reports (e.g. Form N-CSRs), census reporting forms (e.g. Form N-CEN) and portfolio holdings reporting forms (e.g. Forms N-Q and/or N-PORT) or the financial reports contained therein.

The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Subadviser Assets.

In the event the Adviser or custodian engages in securities lending activities with respect to the Subadviser Assets, the Subadviser will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Subadviser shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

C. Expenses. The Subadviser will bear all of its expenses, including, without limitation, Subadviser’s insurance premiums and deductibles, in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser as set forth herein or otherwise. The expenses to be borne by the Trust may include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission (the “SEC”) fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, insurance premiums and deductibles, industry association fees, outside auditing and fund- related legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D. Brokerage. The Subadviser will be responsible for managing any collateral and margin requirements associated with investments made for the Subadviser Assets and will perform in-house reconciliation procedures on such accounts and provide reports relating to such reconciliations to the Adviser upon reasonable request. The Subadviser shall notify the Custodian and the relevant counterparty of any significant discrepancies in the collateral requirements or daily collateral management activity promptly of the Subadviser becoming aware of a discrepancy and shall use commercially reasonable efforts to work to resolve any discrepancies in the collateral requirements or daily collateral management activity promptly after the time as of which the Subadviser becomes aware of such discrepancy. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets, it shall be the policy of the Subadviser to seek to obtain best execution and the Subadviser agrees to act in conformance with its best execution policies and procedures. Subadviser shall provide updates of such best execution policies and procedures to the Adviser and the Fund promptly following the close of the calendar quarter during which any material changes were made thereto. In assessing best execution, the Subadviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Other than upon prior written approval by the Adviser, Subadviser will not engage in any transactions with respect to the Subadviser Assets with any affiliate of the Adviser as previously identified by Adviser in a written list. Subadviser will provide to Adviser a written list of its affiliates and will, from time to time, update such list as necessary. Adviser has provided to Subadviser a written list of affiliated brokers and dealers of the Adviser and will, from time to time, update and deliver such list as necessary.

E. Aggregation of Orders. Subject to the Subadviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets as set forth in Section 2D (Brokerage), the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Subadviser in a fair and equitable manner and consistent with the Subadviser’s fiduciary obligations to the Fund and to its other clients and in a manner consistent with the Subadviser’s allocation policies and procedures. Subadviser shall provide updates of its policies and procedures concerning allocations of orders to the Adviser and the Fund promptly following the close of the calendar quarter during which any material changes were made thereto. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations applicable to the Subadviser, including, without limitation, Rule 31a-3 under the 1940 Act, of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that the Fund’s Records are the property of the Trust and further agrees to provide promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets that are required to be maintained by the Subadviser under applicable requirements of the 1940 Act.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform (i) compliance monitoring designed to ensure compliance as set forth in Section 2A and (ii) periodic compliance testing with respect to the Subadviser Assets as it deems appropriate, based upon information in its possession or upon information and reasonable written instructions received from the Adviser or the Trust’s Administrator. The Adviser or the Administrator shall promptly provide the Subadviser with complete and accurate copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus, the Guidelines and any written policies or procedures adopted by the Board and currently in effect applicable to the Subadviser Assets, and shall use commercially reasonable efforts to provide the Subadviser with any amendments or revisions thereto in advance of such adoptions, amendments or revisions taking effect. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H. Proxy Voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Subadviser Assets. The Subadviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). The Custodian shall cause to be forwarded to the Subadviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Fund or its representatives may receive. The Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by the Board. Upon reasonable request, Subadviser shall provide the Adviser or the Administrator with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. The Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records. For the avoidance of doubt, the Subadviser has sole and full discretion to vote (or not to vote) any securities constituting the Subadviser Assets and the Adviser will not, directly or indirectly, attempt to influence the Subadviser’s voting decisions.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust, the Fund or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved in writing prior thereto by the Adviser; provided, however, that during the term of this Agreement, the Subadviser may use the Adviser’s, the Trust’s or the Fund’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission, law, regulation, court order or other similar request or demand or as otherwise permitted pursuant to this Agreement. For so long as the Fund remains in existence and the Subadviser is providing the services set forth herein, the Adviser and the Fund shall have a royalty-free license to use the name of the Subadviser, including any short-form of such name, or any combination or derivation thereof, limited for the purpose of identifying the Subadviser as a subadviser to the Fund. The Subadviser acknowledges and agrees that the Adviser, the Fund and the Fund’s distributor will use such names in communications about the Fund to current and prospective investors in accordance with all applicable laws, rules and regulations, together with other general information regarding the Subadviser and its affiliates, including, without limitation, a general description of the investment program of the Subadviser with respect to the Subadviser Assets. The Adviser and the Fund shall cease to use the name of the Subadviser in any newly printed materials (except as may be reasonably necessary to comply with applicable law or as required in connection with the Trust’s standard reporting) promptly upon termination of this Agreement. Other than materials which contain only the name or appointment of the Subadviser or language that is identical to previously-approved language from the current Fund Prospectus or Statement of Additional Information, all sales and other marketing and communications materials referring to or containing information regarding the Subadviser shall be subject to the review and approval of the Subadviser, which approval shall not be unreasonably withheld, and the Subadviser agrees to use commercially reasonable efforts to review all such material promptly, but no later than ten days of their receipt thereof.

J. Other Subadvisers. With respect to any Fund, (i) without the prior written consent of the Adviser, the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser is responsible only for providing advice and the other services set forth herein with respect to the Subadviser Assets. Pursuant to Rule 17a-10 of the 1940 Act, the Adviser agrees that it will include a provision substantially similar to this Section 2J in each other subadvisory agreement relating to the Fund.

K. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund or a list of Subadviser Assets, other than (i) in accordance with the Fund’s portfolio holdings disclosure policy, (ii) to third party service providers that reasonably require such information to perform services with respect to the Subadviser Assets so long as such third party service providers are subject to confidentiality restrictions and covenants, (iii) as otherwise directed in writing by the Adviser or (iv) as required by applicable law, regulation, court order or other similar request or demand (including in connection with Section 15 of the 1940 Act); provided that the Subadviser shall notify the Adviser of the disclosure to the extent legally permissible. The foregoing shall not prohibit the Subadviser’s disclosure of portfolio securities and instruments held by any of its other client accounts or investment funds which pursue similar strategies to the Fund.

L. Business Continuity. The Subadviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and is designed so that it can be implemented within a 24-hour time period. The Subadviser shall notify the Adviser of the occurrence of any event requiring the Subadviser to implement any procedures under such plan with respect to the Subadviser Assets.

M. Cybersecurity. The Subadviser has established and will keep in effect policies and procedures reasonably designed to detect and prevent cybersecurity breaches, including without limitation, malware, viruses, and other unauthorized access to information and information systems maintained by the Subadviser. The Subadviser shall notify the Adviser of the occurrence of any security incident that is related to the Subadviser Assets or data relating to the Subadviser Assets for which the Subadviser becomes aware.

N. Subadviser Rights to Performance Record. Notwithstanding anything else to the contrary herein, the Subadviser shall retain a right to use the investment performance and track record of the Subadviser Assets (including in marketing) to the extent permitted by law, provided that the name of the Fund and the Trust is not specifically identified without the prior written approval of the Trust. Further, for the avoidance of doubt, the Subadviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Subadviser Assets and the Fund as are necessary to support any such uses of the investment performance and track record.

O. Subadviser Trade Errors and Breaches. The Subadviser shall notify the Adviser as promptly as reasonably practicable upon detection of any breach of Guidelines or breach of other applicable limitations or requirements due to investment activity by Subadviser in connection with its management of the Subadviser Assets (a “Breach”), and the Subadviser

shall commence action to correct any trade error or Breach upon detection of any trade error in connection with its management of the Subadviser Assets. In the event of a trade error or Breach, the Subadviser shall provide a memorandum to the Adviser describing the trade error or Breach and the action, if any, to be taken to prevent future occurrences of such trade error or Breach or, alternatively, a statement that the Subadviser has reviewed its existing controls, found them reasonably designed to prevent additional trade errors or Breaches in the future and has determined that no further action is required. Notwithstanding the Subadviser’s assessment of its internal controls or any other provision of this Agreement including Sections 4 and 5, the Subadviser shall cooperate with the Adviser to remediate all trade errors or Breaches impacting the Fund, which, for the avoidance of doubt, may include reimbursement from the Subadviser to the Fund. In addition, the Subadviser shall, upon request, provide the Adviser and the Trust, or their agents, with any information it may have related to any trade error or Breach with respect to the Subadviser Assets in the Fund, its analysis and correction. For the avoidance of doubt, any deviation from the Guidelines or other applicable limitation or requirements due to market movement or redemption or purchase activity within the Subadviser Assets shall not be deemed to be a Breach for purposes of this Section.

3. Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Further, the Subadviser agrees to the representations regarding the fee structure specified in Appendix A. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Subadviser Assets accrued to, but excluding, the date of termination (as of the open of business) shall be paid promptly following such termination.

4. Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in Section 2O above and Section 5 below, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under this Agreement or from its material breach of this Agreement. It is acknowledged and agreed that any trade error that results in a gain to the Fund shall inure to the benefit of the Fund.

5. Indemnification.

A. The Adviser shall indemnify the Subadviser and the Subadviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Subadviser Indemnified Parties”) against, and hold such Subadviser Indemnified Parties harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Subadviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement or the Adviser’s material breach of this Agreement.

B. The Subadviser shall indemnify the Trust, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material breach by the Subadviser of this Agreement; (ii) any material misstatement or omission of a material fact in information regarding the Subadviser furnished in writing to the Adviser by the Subadviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC; or (iii) the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Subadviser’s reckless disregard of its obligations and duties under this Agreement. Notwithstanding anything herein to the contrary, the Subadviser shall not indemnify the Trust, the Adviser or any Indemnified Parties for Losses due to (i) any acts of the Adviser or any other subadviser to the Trust with respect to any portion of the assets of the Trust or Fund not managed by the Subadviser, and (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6. Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser Assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render any investment advisory or any other services to others whether similar or dissimilar in nature to the services hereunder (including other investment companies) and to engage in any other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

The Adviser acknowledges that the Subadviser now acts and from time to time hereafter may act as investment adviser or sub-investment adviser to one or more private funds, investment companies and fiduciary or other managed accounts (collectively, the “accounts”), and the Adviser has no objection to the Subadviser so acting. The Adviser acknowledges that while the Subadviser Assets and other accounts may invest in the same type of securities, the Subadviser may give advice or exercise investment responsibility and take such other action with respect to such other accounts which may differ from advice given or the timing or nature of action taken with respect to the Subadviser Assets; provided, however, that any such advice is consistent with the Subadviser’s fiduciary duties and obligations to the Subadviser Assets.

In addition, it is understood that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Subadviser’s right or the right of any of the Subadviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

The Subadviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, the Subadviser shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

7. Maintenance of Insurance. During the term of the Agreement and for a period of one year after the termination hereof, Subadviser will be covered by errors and omissions insurance, fidelity bond coverage and commercial general liability insurance coverage maintained by the Subadviser or any of its affiliates each in a commercially reasonable amount based upon the amount of assets managed by the Subadviser and industry standards. Subadviser shall upon reasonable request provide to the Adviser notify the Adviser of any material change in the policies that is reasonably expected to have a material adverse impact on the Subadviser’s management of the Subadviser Assets.

8. Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. Notwithstanding the foregoing, a party shall be permitted to disclose such nonpublic information if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law; provided, however that the disclosing party will provide notice to the non-disclosing party prior to such disclosure, to the extent notice is legally permissible. Nonpublic information shall not include information the receiving party can clearly establish was (a) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation (b) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the receiving party or its affiliates; or (d) independently developed by the receiving party without reference or reliance upon the nonpublic information. Neither party shall use the information provided by the other party to trade for their own account or, without the other party’s consent, for the account of any other person (other than the Fund).

9. Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, or (ii) on not more than 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and (iii) will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its Assignment (as defined in the 1940 Act).

10. Representations of Subadviser. The Subadviser represents, warrants, and agrees on each day during the term of this Agreement as follows:

A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) meets, and will continue to meet for so long as this Agreement remains in effect, in all material respects any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iii) has all necessary federal and state governmental, regulatory and commodity exchange licenses and approvals required to conduct its business as contemplated hereby; (iv) is and will continue to be operated in compliance in all material respects with all applicable laws, rules, and regulations; (v) has in effect all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described herein or required to perform its obligations hereunder (including, by way of example only but without limitation, to the extent required, registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor under the Commodity Exchange Act, as amended (the “CEA”) and membership with the National Futures Association (the “NFA”)), and the performance of such obligations will not materially violate or result in a material breach of any provision of the Subadviser’s certificate of formation or operating agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; (vii) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) will manage the Subadviser Assets in a manner consistent in all material respects with the Subadviser’s code of ethics (the “Code of Ethics”) and its compliance policies and procedures.

B. The Subadviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On a quarterly basis upon written request of the Adviser, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations of the Subadviser’s Code of Ethics which have occurred with respect to the Subadviser Assets.

C. The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, the Subadviser shall provide the Adviser with summaries of any applicable policies and procedures that relate to the Subadviser Assets. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures. In addition, on an annual basis, the Subadviser will provide the Adviser with a summary of their annual review of its policies and procedures as required by Rule 206(4)-7 of the Advisers Act.

D. The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV Part 2 as most recently filed with the SEC and hereafter will provide a copy of its annual amendment to the Adviser as necessary and in connection with the annual 15(c) process. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

E. The written information relating to the Subadviser and its investment program provided by the Subadviser to the Adviser, the Fund and/or the Trust for use in the Fund’s Prospectus, registration statement or proxy materials (the “Offering Materials”) does not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

F. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Subadviser is bound or any order, rule, statue or regulation applicable to the Subadviser of any court or any governmental body or administrative agency having jurisdiction over the Subadviser, including, without limitation the 1940 Act or the Advisers Act.

G. The Subadviser is not in default of any material obligation to which it is bound or agreement to which it is a party, nor is the Subadviser in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the Subadviser or are reasonably likely to have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

H. Other than as may have been disclosed in writing to the Adviser, there is not pending, or to the best of the Subadviser’s knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the Subadviser is a party, or to which any of the assets of the Subadviser are subject, which would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement. Other than as may have been disclosed in writing to the Adviser, the Subadviser has not received any notice of an investigation or warning letter from any regulatory organization, including, without limitation, the SEC, the NFA or the CFTC regarding material non-compliance by the Subadviser with any rule, regulation or statute, which notice or letter is reasonably expected to result in a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement.

I. This Agreement has been duly and validly authorized, executed and delivered by the Subadviser and constitutes a legal, valid and binding agreement of the Subadviser enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency laws and principals and doctrines of equity.

J. The Subadviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Subadviser’s ability to perform its obligations under this Agreement. The Subadviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

K. Except as otherwise agreed by the Adviser, the Subadviser will manage the investments of the Subadviser Assets in accordance with the exemption provided in CFTC Rule 4.5.

L. The Subadviser has policies and procedures to ensure compliance with all applicable laws, rules and regulations, including without limitation, economic sanctions programs (“Sanctions”), such as those administered or promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, and the United Nations Security Council; and neither the execution or delivery of this Agreement by the Subadviser nor any action taken in its performance of its obligations hereunder shall cause the Trust or the Adviser to be in violation of Sanctions; and neither the execution or delivery of this Agreement by the Subadviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Subadviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Subadviser or any of its assets.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Subadviser no longer true and accurate in any material respect, the Subadviser shall notify the Adviser as soon as is reasonably practicable, except as prohibited by applicable law.

11. Representations of Adviser. The Adviser represents, warrants, and agrees, as of the date hereof, as follows:

A. The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) has the authority to enter into and perform the services contemplated by this Agreement; and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Trust is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

C. The Adviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Adviser’s ability to perform its obligations under this Agreement. The Adviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

D. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Adviser is bound or any order, rule, statue or regulation applicable to the Adviser of any court or any governmental body or administrative agency having jurisdiction over the Adviser including, without limitation the 1940 Act or the Advisers Act.

E. This Agreement has been duly and validly authorized, executed and delivered by the Adviser and constitutes a legal, valid and binding agreement of the Adviser enforceable in accordance with its terms. This Agreement has been duly approved by the Trust and the Board in accordance with all applicable requirements of the 1940 Act.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Adviser no longer true and accurate in any material respect, the Adviser shall notify the Subadviser as soon as is reasonably practicable, except as prohibited by applicable law.

12. Provision of Certain Information by Subadviser.

A. The Subadviser will promptly notify the Adviser, as permitted by applicable law, (1) in the event the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Subadviser or any of its affiliates; (ii) placed limitations upon its (or any affiliate’s) activities, functions or operations which may reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (iii) suspended or revoked its (or any affiliate’s) registration, if any, as an investment adviser; or (iv) has commenced proceedings or a formal investigation that may reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (2) upon having a reasonable basis for believing that the Subadviser Assets, assuming the Subadviser Assets constituted a separate investment company registered under the 1940 Act, have ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Section 851(b)(2) or 851(b)(3) of the Code, except as otherwise provided for in the Guidelines; or (3) there occurs any (a) conviction, settlement or plea of guilty or no contest by the Subadviser or any of its affiliates, or any principal or officer of the Subadviser (the “Relevant Persons”) regarding any felony, securities law-related misdemeanor or any criminal misdemeanor involving theft or fraud, (b) settlement with or final determination by any regulatory authority involving a material violation of a securities law or regulation on the part of any Relevant Person; (c) formal allegation by any US or non-US governmental or self-regulatory body (including, but not to, limited to Wells Notices) of fraud, embezzlement, money laundering, insider trading, market manipulation or abuse, or breach of regulation with reference to, any Relevant Persons or the initiation of any such Proceeding (as defined in the general instructions to Form ADV) against any Relevant Persons; (d) disciplinary information that Subadviser is obligated to disclose to its clients under Item 11 of Form ADV Part 1A or Item 9 of Form ADV Part 2A (in each case of this 3(a) through 3(d), with respect to the Subadviser’s management of the

Subadviser Assets or that would have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Funds under this Agreement); (e) material breach of this Agreement of which the Subadviser is aware; or (f) any other event which could, in the reasonable determination of the Subadviser, have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

B. The Subadviser further agrees to notify the Adviser promptly of any material fact respecting or relating to the Subadviser known to the Subadviser not contained in the Prospectus and required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) – 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) providing such reports and certifications as the Chief Compliance Officer of the Fund may reasonably request pursuant to Rules 17j-1 and 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (ii) reasonably facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with reasonable access to its chief compliance officer; (iv) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested to allow the Trust’s chief compliance officer to address in his or her annual written report to the Board pursuant to Rule 38a-1 the operation of the policies and procedures of the Subadviser as they relate to the Subadviser Assets in such form as may be mutually agreed to by the parties; and (v) providing special reports in the event of “material compliance matters,” as defined by Rule 38a-1(e)(2), relating to the Subadviser Assets, as soon as is reasonably practicable and to the extent permitted by applicable law. Further, Subadviser is aware that: (a) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) currently are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (b) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser will provide the Adviser, the Trust or the Board with such information and assurances (including any sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Trust in its preparation of periodic reports on Form N-CSR.

13. Provision of Certain Information by the Adviser. The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably necessary for, and reasonably requested by, the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser will also promptly notify the Subadviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Trust; (ii) placed limitations upon either of their activities, functions, or operations which may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this

Agreement or have a material adverse effect on the Trust; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.

14. Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

15. Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Notification of Changes. The Subadviser will notify the Adviser of any “assignment” or actual change in control or management of the Subadviser within the meaning of Section 2(a)(4) and Rule 2a-6 under the 1940 Act, and Section 202(a)(1) and Rule 202(a)(1)-1 under the Advisers Act, including, as applicable, any change of its general partners or 25% shareholders or 25% limited partners, in each case prior to or promptly after such change. In addition, the Subadviser will notify the Adviser of any changes in the key personnel at the Subadviser substantially involved in the management and oversight of the Subadviser Assets, including named portfolio managers and senior management or any persons performing a similar role with respect to the Subadviser Assets.

C. Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by email or similar means of delivery that provide evidence of receipt.

All notices to Adviser shall be sent to: J.P. Morgan Private Investments Inc., 270 Park Avenue, 5th Floor, New York, NY 10017, Attention: Mary Savino; email: mary.savino@jpmorgan.com.

All notices to Subadviser shall be sent to: BlackRock Investment Management, LLC, 1 University Square, Princeton, NJ 08536, Attention: Kerri Berneck; email: Kerrianne.Berneck@blackrock.com.

G. Third-Party Beneficiary. The Fund is an intended third-party beneficiary under this Agreement and is entitled to enforce this Agreement as if it were a party thereto.

H. Survival. Sections 2B(ix), 2B(x), 2F, 2I, 2K, 2N, 4, 5, 7 (for a period of 1 year), 8, 15A and 15G shall survive the termination of this Agreement.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. MORGAN PRIVATE INVESTMENTS INC.

By:	/s/ Mary Savino
Name: Mary Savino
Title: Managing Director

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Stephen Witthuhn
Name: Steph Witthuhn
Title: Managing Director

ANNEX B

INVESTMENT SUB-SUB-ADVISORY AGREEMENT

between

BLACKROCK INVESTMENT MANAGEMENT, LLC

AND

BLACKROCK INTERNATIONAL LIMITED

AGREEMENT dated April 2nd, 2025, between BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), and BlackRock International Limited, a corporation organized under the laws of Scotland (the “Sub-Sub-Advisor”).

WHEREAS, Six Circles Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, dated April 2nd, 2025 a copy of which has been provided to the Sub-Advisor, the Trust has retained J.P. Morgan Private Investments Inc. (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained the Sub-Advisor as investment sub-adviser to provide the investment advisory services to all or a portion of the Six Circles Multi-Strategy Fund (the “Fund”), a series of the Trust, pursuant to a Sub-Advisory Agreement dated April 2nd 2025 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Advisor wishes to retain the Sub-Sub-Advisor to provide it with sub- advisory services as described below in connection with Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.  Appointment and Acceptance of Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund, and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. For the purposes of the rules, guidance and principles of the Financial Conduct Authority of the United Kingdom as amended or consolidated from time to time (the “FCA Rules”) and based on information obtained in respect of the Sub-Advisor, the Sub-Advisor will be treated by the Sub-Sub-Advisor as a professional client. The Sub-Advisor acknowledges and accepts this categorization. The Sub-Advisor has the right to request a different categorization at any time from the Sub-Sub-Advisor, however, the Sub-Sub-Advisor only provides the services to professional clients and will no longer be able to provide services to the Sub-Advisor in the event of a request for a change in categorization.

The Sub-Advisor acknowledges that it has been separately provided with a copy of the supplemental disclosures document provided to clients and potential clients of the Sub-Sub- Advisor that contains the Sub-Sub-Advisor’s disclosures as made available to the Sub-Advisor from time to time (the “Supplemental Disclosures”), which sets out: (i) information on the services that the Sub-Sub-Advisor is required to provide to the Sub-Advisor by applicable regulation and (ii) other information which the Sub-Sub-Advisor deems appropriate. The Supplemental Disclosures include, among other things: risk disclosures (which provide a description of the nature of risks of financial instruments), a summary of the Sub-Sub-Advisor’s conflicts of interest policy and disclosures, a summary of the Sub-Sub-Advisor’s order execution policy, details of the reports the Sub-Sub-Advisor will provide in relation to the services provided hereunder, details on how the Sub-Sub-Advisor will provide the Sub-Advisor with information on costs and charges, and the Sub-Sub-Advisor’s data protection notice.

2.  Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Sub-Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 2 of the Sub-Advisory Agreement. In addition, the Sub-Sub- Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust’s Board of Trustees, each as provided to the Sub-Sub-Advisor. Subject to the foregoing, the types of transactions that the Sub-Sub-Advisor may carry out include (a) buying, selling or otherwise dealing in investments; (b) borrowing securities; (c) making deposits; (d) subscribing to issues and accepting placings of investment;

(e) effecting transactions whether or not on any Trading Venue (as defined in the FCA Rules) or exchange; and (f) otherwise acting as the Sub-Sub-Advisor judges appropriate in relation to the Fund.

The Sub-Sub-Advisor shall not act for, represent, and purport to bind the Fund with respect to any Fund assets managed by the Sub-Sub-Advisor in any legal or administrative proceeding (excluding any corporate actions) involving any Fund assets managed by the Sub-Sub-Advisor, including, without limitation, bankruptcy proceedings, without the prior written consent of the Adviser.

3.	Covenants.

(a)  In the performance of its duties under this Agreement, the Sub-Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time and provided to the Sub-Sub-Advisor; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees, as provided to the Sub-Sub-Advisor; and

(b)	In addition:

(i)  the Supplemental Disclosures include information on the Sub-Sub-Advisor’s order execution policy (the “Order Execution Policy”). The Sub-Adviser confirms that it has read and understood, and agrees to, the Order Execution Policy. In particular, the Sub-Adviser consents to (i) the Sub-Sub-Advisor trading through brokers/counterparties and/or outside of a Trading Venue (as defined in the FCA Rules), and (ii) some or all orders resulting from the Sub-Sub-Advisor’s decisions to deal on the Sub-Advisor’s behalf, or received from the Sub-Advisor, to be placed with an affiliated company, who will act as agent for the purpose of executing such orders in accordance with the Order Execution Policy. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders in accordance with the Order Execution Policy. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii)  the Sub-Sub-Advisor will maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Advisor and the Trust’s Board of Trustees such periodic and special reports as they may request;

(iii)  the Sub-Sub-Advisor will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates;

(iv)  the Sub-Sub-Advisor will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub- Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund; and

(v)  the Sub-Sub-Advisor represents, warrants and covenants that it is authorized and regulated by the FCA. The Sub-Sub-Advisor maintains a program for compliance with regulatory requirements including those related to conflicts of interest. The Sub-Sub-Advisor identifies and monitors potential conflicts and how actual conflicts are mitigated and resolved.

(c)	In addition, the Sub-Advisor:

(i)  agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order,

aggregation may operate on some occasions to the advantage of the Sub-Advisor and on other occasions to the Sub-Advisor’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

(ii)  instructs the Sub-Sub-Advisor not to make public any client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a Regulated Market or traded on a Trading Venue (both as defined in the FCA Rules) which are not immediately executed under prevailing market conditions.

(iii)  acknowledges that the Sub-Sub-Advisor does not hold Client Money and/or Safe Custody Assets for the Sub-Advisor under the CASS Rules. If the Sub-Sub-Advisor has the authority to move the Sub-Advisor’s money or assets under the terms of a mandate defined in CASS 8 of the CASS Rules, such monies or assets will be moved from an account not owned by the Sub-Sub-Advisor. The Sub-Advisor acknowledges that the CASS Rules of the FCA will not apply to the Sub-Sub-Advisor in relation to any assets that form part of the Fund.

4.  Representations and Warranties. Each of the Sub-Advisor and the Sub-Sub-Advisor represents and warrants the following:

(i)  it is duly organized and validly existing under the laws of the jurisdiction of its organization and incorporation and, if relevant to such jurisdiction, is in good standing and has full power and authority to execute, deliver and perform this Agreement and to appoint the Sub-Sub-Advisor hereunder. This Agreement has been duly authorized, executed and delivered by each party, and constitutes valid and binding obligations of each party;

(ii)  it is not insolvent or bankrupt or otherwise subject to an insolvency, bankruptcy or similar proceeding, whether voluntary or involuntary; and

(iii)  it will comply in all material respects with all laws (including applicable anti-corruption and anti-money laundering laws and regulations) and orders to which it may be subject in performance of its obligations under this Agreement and the execution, delivery and performance of this Agreement. This Agreement will not violate any laws or regulations or any constituent document, policy, guideline, contract or other document applicable to it in the provision of the services set out under this Agreement.

5.  Custody. All assets forming part of the segment of the Fund subject to the Sub-Sub-Advisor’s services under this Agreement shall be held by a custodian who has been appointed by the Advisor or the Trust and notified in writing to the Sub-Sub-Advisor (the “Custodian”). The Sub-Advisor acknowledges that one or any combination of the Trust, Adviser or Fund has been and will be solely responsible for the selection, appointment, monitoring and supervision of the Custodian. The Sub-Advisor agrees to notify the Sub-Sub-Advisor as soon as reasonably practicable in advance of any change to the custodian, to the extent that the Sub-Adviser has been notified of such change.

The Sub-Sub-Adviser shall have authority to instruct the Custodian to: (i) pay cash for securities and other property delivered to the Custodian for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Fund with respect to any investments made pursuant to the Prospectus.

6.  Proxy Voting. The Sub-Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Fund. The Sub-Sub-Adviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). The Custodian shall cause to be forwarded to the Sub-Sub-Adviser, the Sub-Adviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Fund or its representatives may receive. The Sub-Sub-Adviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Sub-Sub-Adviser further agrees that it will provide the Trust’s Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by the Board. Upon reasonable request, the Sub-Sub-Adviser shall provide the Adviser or the Fund’s administrator with all proxy voting records relating to the Fund, including but not limited to those required by Form N-PX. The Sub-Sub-Adviser or the Sub-Adviser will also provide an annual certification, in a form reasonably acceptable to the Adviser, attesting to the accuracy and completeness of such proxy voting records. For the avoidance of doubt, the Sub-Sub-Adviser and the Sub-Adviser have sole and full discretion to vote (or not to vote) any securities constituting the Fund and the Adviser will not, directly or indirectly, attempt to influence such voting decision.

7.  Trading on Notification. The Sub-Advisor hereby authorizes the Sub-Sub-Advisor to manage certain anticipated future contributions or withdrawals with respect to the Fund by making trades and gaining market exposure prior to receipt of confirmation of such transaction(s) in the Fund’s account, to the extent that the Sub-Advisor has been authorized by the Advisor or the Trust to take such action.

8.  Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

9.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Advisor).

10.  Compensation. For that portion of the Fund for which the Sub-Advisor has appointed the Sub-Sub-Advisor to act as sub-adviser, Sub-Advisor agrees to pay to the Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub- Sub-Advisor as such a monthly fee in arrears at an annual rate equal to 50% of the fee received by the Sub-Advisor from the Adviser pursuant to the Sub-Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such portion of the month bears to the full month in which such effectiveness or termination occurs.

11.  Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 11, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

12.  Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

13.  Notices and Communication. Any legal notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such legal notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such legal notice is mailed first class postage prepaid. In relation to communications other than legal notices under this Agreement, each party may communicate with and provide information to the other party in whatever medium deemed appropriate. This may include the use of e-mail, the internet or other electronic means, in the place of paper communications. The parties acknowledge that instructions or communications conveyed by electronic methods such as facsimile or e-mail are not secure forms of communication and may accordingly give rise to higher risks of manipulation or attempted fraud. The Sub-Advisor acknowledges that the Sub-Sub-Advisor may not encrypt or digitally sign any information transferred by internet or e-mail nor shall the Sub-Sub-Advisor be required to verify any communications received from the Sub-Advisor by e-mail.

14.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

15.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

16.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

17.  Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT, LLC

By.

Name: Jaime Magyera
Title: Managing Director

BLACKROCK INTERNATIONAL LIMITED

By.

Name: Hannah Burns
Title: Director

BLACKROCK INTERNATIONAL LIMITED

By.

Name: Nick Gibson

Title: Manging Director